SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Rule 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 11, 2020
CRH MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37542	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 619 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

(604) 633-1440
(Registrant’s telephone number, including area code)

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRHM	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The following information is filed pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”

On June 11, 2020, CRH Medical Corporation (the "Company"), held its 2020 annual meeting of shareholders (the “Annual Meeting”). A total of 42,704,668 common shares of the 71,583,784 common shares outstanding were voted at the Annual Meeting, representing approximately 59.66% of the issued and outstanding common shares of the Company. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting, and the final voting results on each matter. Each of the proposals are described in further detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 6, 2020.

Proposal 1 – Election of Directors

By resolution passed by ballot, the following five nominees proposed by management were elected as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are elected or appointed. Votes were received as follows:

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non-Votes
Dr. Tushar Ramani	35,159,589	99.80%	70,744	0.20%	7,474,335
Dr. David Johnson	35,165,649	99.82%	64,684	0.18%	7,474,335
Todd Patrick	34,930,530	99.15%	299,803	0.85%	7,474,335
Ian Webb	30,497,513	86.57%	4,732,820	13.43%	7,474,335
Brian Griffin	34,988,469	99.31%	241,864	0.69%	7,474,335

Proposal 2 –Amendments to the Share Unit Plan

By resolution passed by ballot, the amendments to the Share Unit Plan and all unallocated entitlements thereof were authorized and approved. Votes were received as follows:

Votes For	% Votes For	Votes Against	% Votes Against	Broker Non-Votes
34,228,395	97.16%	1,001,938	2.84%	7,474,335

Proposal 3 – Appointment and Remuneration of Auditors

By resolution passed by ballot, KPMG LLP, Chartered Accountants, was appointed auditor of the Company for the ensuing year and the directors were authorized to fix their remuneration. Votes were received as follows:

Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non-Votes
42,569,535	99.68%	135,133	0.32%	-

A report outlining the voting results described above is filed as Exhibit 99.1 hereto.

ITEM 8.01.	OTHER EVENTS

The following information is filed pursuant to Item 8.01, “Other Events.”

On June 11, 2020, the Company issued a press release announcing the voting results of its Annual Meeting, which was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. A copy of this press release is filed as Exhibit 99.2 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Report on Voting Results
99.2	Press Release issued by CRH Medical Corporation on June 11, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRH MEDICAL CORPORATION
(Registrant)
Date: June 12, 2020	By:	/s/ Richard Bear
	Name: Title:	Richard Bear Chief Financial Officer